Acquisitions, Dispositions And Other Adjustments (Tables)	12 Months Ended
Dec. 31, 2017
Acquisitions, Dispositions And Other Adjustments
Business Acquisition, Pro Forma Information [Table Text Block]
	(Unaudited)
	Year Ended
	December 31,
	2015	2014
Total operating revenues	$165,694	$165,595
Net Income Attributable to AT&T	12,683	6,412

Basic Earnings Per Share Attributable to AT&T	$2.06	$1.04
Diluted Earnings Per Share Attributable to AT&T	$2.06	$1.04